Filed pursuant to Rule 497(d)
                                SUPPLEMENT NO. 1
                     TO PROSPECTUS DATED JANUARY 9, 1998 OF
                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP


     On February 24, 1998, Community Investment Partners III L.P., LLLP (the "Partnership") consummated the initial closing of its offering at which the following occurred: (i) the Partnership sold 44,500 units of limited partnership interest, raising gross proceeds of $556,250; (ii) certain of the General Partners made a Capital Contribution to the Partnership in the aggregate amount of $4,619 in accordance with the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"); and (iii) also in accordance with the Partnership Agreement, the Partnership returned the Initial Limited Partner's Capital Contribution of $100. As a result, the Partnership has total capital of $561,869.

     The Partnership anticipates holding the final closing on or prior to March 31, 1998, as described in the Prospectus.



February 27, 1998